      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 2006
                        REGISTRATION NO. 333-___________
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                  ------------

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
               (Exact name of issuer as specified in its charter)


                 Pennsylvania                                   23-2812193
-----------------------------------------------      ---------------------------
 (State or other jurisdiction of incorporation               (I.R.S. Employer
               or organization)                           Identification Number)


                    732 Montgomery Avenue, Narberth, PA 19072
               (Address of Principal Executive Offices) (Zip Code)

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    STOCK OPTION AND APPRECIATION RIGHT PLAN
                            (Full title of the Plan)


                  Jeffrey T. Hanuscin, Chief Financial Officer
                     Royal Bancshares of Pennsylvania, Inc.
                              732 Montgomery Avenue
                          Narberth, Pennsylvania 19072
                     (Name and address of agent for service)

                                 (610) 668-4700
          (Telephone number, including area code, of agent for service)
--------------------------------------------------------------------------------

                                   COPIES TO:

                             Jay W. Waldman, Esquire
                              Salzmann Hughes, P.C.
                                  3 Park Plaza
                              Wyomissing, PA 19610
                                 (610) 898-8500

                         CALCULATION OF REGISTRATION FEE

---------------------------- ------------------------ ----------------------- ------------------------- ---------------------
                                                      Proposed                Proposed
Title of                                              maximum                 maximum
securities                   Amount                   offering                aggregate                 Amount of
to be                        to be                    price                   offering                  registration
registered                   registered (1)           per share (2)           price (2)                 fee
---------------------------- ------------------------ ----------------------- ------------------------- ---------------------
Class A                      150,000
Common Stock                 shares                   $ 22.40                 $ 3,360,000               $ 359.52
($2.00 par value)
---------------------------- ------------------------ ----------------------- ------------------------- ---------------------

(1) In accordance with Rule 416, this Registration Statement shall also register any additional shares of the Registrant's common stock which may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions, as provided by the Plan.

(2) Estimated solely for the purpose of calculating the registration fee. Shares are being registered for stock options and contemporaneously granted stock appreciation rights issued pursuant to the Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan. The offering (exercise) price per share has been computed pursuant to Rule 457(c) and (h)(1) based on the average of the high and low prices of the common stock of the Registrant on the Nasdaq National Market on June 20, 2006.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

   INCORPORATION BY REFERENCE OF EFFECTIVE REGISTRATION STATEMENT ON FORM S-8

         This Registration Statement registers shares of Common Stock of Royal Bancshares of Pennsylvania, Inc. ("Royal Bancshares") in addition to those registered on Registration Statement No. 333-25855 on Form S-8 previously filed on April 25, 1997 and Registration Statement No. 333-129894 on Form S-8 previously filed on November 22, 2005 by Royal Bancshares and effective under the Securities Act of 1933. Registration Statement Nos. 333-25855 and 333-129894 relate to the same employee benefit plan as this Registration Statement. Pursuant to General Instruction E to Form S-8, the contents of Registration Statement Nos. 333-25855 and 333-129894 are incorporated herein by reference, except as revised herein.


ITEM 8.  EXHIBITS.

4.1 Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan, as amended March 15, 2006. (Incorporated by reference to Exhibit A to Royal Bancshares' definitive proxy statement, filed with the Securities and Exchange Commission on April 17, 2006.)

4.2 Articles of Incorporation. (Incorporated by reference to Exhibit 3.1 attached to Royal Bancshares' Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 19, 2006.)

4.3 By-Laws. (Incorporated by reference to Royal Bancshares' Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 25, 2006.)

5     Opinion Re: Legality and Consent of Salzmann Hughes, P.C., special counsel to Royal Bancshares.

23.1  Consent of Beard Miller Company LLP.

23.2  Consent of Grant Thornton, LLP.

23.3 Consent of Salzmann Hughes, P.C., special counsel to Royal Bancshares (included in Exhibit 5).

24    Power of Attorney (included on signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Narberth, Commonwealth of Pennsylvania, on this 21st day of June 2006.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                                  (Registrant)


                                    By      /s/ Joseph P. Campbell
                                            ------------------------------------
                                            Joseph P. Campbell
                                            CEO and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

         KNOW ALL MEN BY THESE PRESENTS, that each Director whose signature appears below constitutes and appoints Joseph P. Campbell, James J. McSwiggan and Jeffrey T. Hanuscin and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                               SIGNATURE AND TITLE


         /s/ Joseph P. Campbell                                  June 21, 2006
         ------------------------------------
         Joseph P. Campbell
         CEO/President/Director
         (Principal Executive Officer)

         /s/Jeffrey T. Hanuscin                                  June 21, 2006
         ------------------------------------
         Jeffrey T. Hanuscin
         Chief Financial Officer
         (Principal Financial Officer and
          Principal Accounting Officer)

         /s/ James J. McSwiggan
         ----------------------------------                      June 21, 2006
         James J. McSwiggan
         Director/Chief Operating Officer

         /s/ Robert R. Tabas                                     June 21, 2006
         ----------------------------------
         Robert R. Tabas
         Chairman of the Board

         /s/ John M. Decker                                      June 21, 2006
         ----------------------------------
         John M. Decker
         Director/ Senior Vice President

         /s/ Murray Stempel, III                                 June 21, 2006
         ----------------------------------
         Murray Stempel, III
         Director/ Senior Vice President

         /s/ Carl M. Cousins                                     June 21, 2006
         ----------------------------------
         Carl M. Cousins
         Director


         ----------------------------------
         Jack R. Loew
         Director

         /s/ Pat McCormick                                       June 21, 2006
         ----------------------------------
         Pat McCormick
         Director

         /s/ Anthony J. Micale                                   June 21, 2006
         ----------------------------------
         Anthony J. Micale
         Director

         /s/ Mitchell L. Morgan                                  June 21, 2006
         ----------------------------------
         Mitchell L. Morgan
         Director

         /s/ Albert Ominsky                                      June 21, 2006
         ----------------------------------
         Albert Ominsky
         Director

         /s/ Gregory T. Reardon                                  June 21, 2006
         ----------------------------------
         Gregory T. Reardon
         Director


         ----------------------------------
         Linda Tabas Stempel
         Director

         /s/ Evelyn Rome Tabas                                   June 21, 2006
         ----------------------------------
         Evelyn Rome Tabas
         Director


         ----------------------------------
         Lee E. Tabas
         Director

         /s/ Edward B. Tepper                                    June 21, 2006
         ----------------------------------
         Edward B. Tepper
         Director

         /s/ Howard Wurzak                                       June 21, 2006
         ----------------------------------
         Howard Wurzak
         Director

                                  EXHIBIT INDEX

                                     EXHIBIT


4.1 Royal Bancshares of Pennsylvania, Inc. Stock Option and Appreciation Right Plan, as amended March 15, 2006. (Incorporated by reference to Exhibit A to Royal Bancshares' definitive proxy statement, filed with the Securities and Exchange Commission on April 17, 2006.)

4.2 Articles of Incorporation. (Incorporated by reference to Exhibit 3.1 attached to Royal Bancshares' Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 19, 2006.)

4.3 By-Laws. (Incorporated by reference to Royal Bancshares' Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 25, 2006.)

5     Opinion Re: Legality and Consent of Salzmann Hughes, P.C., special counsel to Royal Bancshares.

23.1  Consent of Beard Miller Company LLP.

23.2  Consent of Grant Thornton, LLP.

23.3 Consent of Salzmann Hughes, P.C., special counsel to Royal Bancshares (included in Exhibit 5).

24    Power of Attorney (included on signature page).